[FRONT COVER GRAPHIC]

                        CIGNA HIGH
                     INCOME SHARES
----------------------------------
              First Quarter Report
                    March 31, 2002

                                                                          [LOGO]

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                                                                               1

Dear Shareholders:

Our report for CIGNA High Income Shares (the "Fund") covering the quarter ended March 31, 2002, follows.

High Yield Market Summary

The High Yield market, as measured by the Lehman Brothers High Yield Bond Index, returned a respectable 1.68% for the first quarter, outperforming investment-grade bonds, U.S. Treasuries, mortgages, and the S&P 500 Index, which produced returns of -0.27%, -0.86%, 0.99% and 0.28%, respectively. However, emerging markets, generating a 5.76% return, and bank loans, a 2.57% return, exceeded high yield results.

Spreads compressed considerably from year-end 2001. The spread over Treasuries for BB rated bonds in the Index declined 74 basis points (bps) to 348 bps and the spread over Treasuries for B rated bonds decreased to 552 bps, down 89 bps.

High yield returns were strong, even with almost $25 billion in debt defaulting. The media/telecom sector, with 64% of the total, had a rather disproportionate share of the defaults. (Defaults in the Fund's portfolio during the quarter included 17 companies -- American Commercial Lines LLC; Budget Group, Inc.; Desa International, Inc.; Doe Run Resource Corp.; Energis PLC; Exide Corp.; Global Crossings Holdings, Ltd.; Hyperion Telecommunications, Inc.; K-Mart Corp.; Kaiser Aluminum and Chemicals Corp.; Mastellone Hermanos S.A.; McLeod USA Inc.; NTL Communications Corp.; National Steel Corp.; Nextlink Communications, Inc.; Williams Communications, Inc.; and United Pan Europe Communications N.V.)

On the ratings front, high yield bonds continued to be downgraded, with ratings agencies reporting 4.5 downgrades for every one upgrade. While still a high number, it represents an improvement over fourth quarter 2001, when the downgrade/upgrade ratio was 7.6 to 1.

Activity was brisk in the new issue market during the quarter, as 151 new deals representing $19.2 billion were priced. Interestingly, the market has become more willing to invest in lower-rated bonds. During the quarter, 76% of the new high yield issues were rated single B, versus only 56% in 2001.

Consistent with our economic forecast for a rebound in economic growth, cyclical industries outperformed the general high yield market during the quarter. Some of the strongest industry performers were insurance, textiles, packaging and entertainment, which returned 15.6%, 15.2%, 13.7% and 7.4%, respectively. (The Fund maintained an overweight position in all those industries.)

Performance

CIGNA High Income Shares Portfolio returned 1.85% for the quarter (based on its net asset value), placing it in the 60th percentile of the Lipper High Current Yield Closed End Funds (Leveraged). The Lehman Brothers High Yield Bond Index returned 1.68%. While we did a good job selecting industries that produced a number of positive returns, some adverse results from issue selection negatively impacted first quarter results. The Fund's return for the quarter, based on the market value of its shares traded on the New York Stock Exchange, was 5.68%.

We continue to maintain our overweight versus the benchmark Index in lower-rated, higher yielding bonds. Bonds rated Single B and below constitute 68.4% of the Fund's portfolio, compared with 52.9% for the Index. As the economy improves, bonds of cyclical and lower quality, higher yielding companies are expected to outperform the market, as many of these companies should show increasing profitability. Additionally, lower-rated bonds, because of their higher yields, are likely to perform better in a rising interest rate environment.

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                                                                               2

Industries currently overweighted in the Fund include consumer products, media non-cable, textiles and transportation -- all industries that should benefit from a recovering economy, and that we believe are still undervalued. Underweights include health care, which we feel may experience downside risk due to lower reimbursement levels, and homebuilders, trading near all-time highs that may be vulnerable to higher interest rates as well as unemployment. We are also underweight in the paper industry, which has already priced in a robust recovery and offers little value, and the wireline segment of telecom, where valuations are still too high, given the faulty business plans and the over-capacity rampant in this industry.

The average maturity of the Fund was 4.9 years, shorter than the Index maturity of 7.7 years. The Fund's yield to worst (the bond yield computed by using the lower of either the yield to maturity or the yield to call on every possible call date) was 11.9%, as compared to the Index yield of 11.8%.

The Fund remains broadly diversified, with holdings in 151 issuers. The Fund's leverage during the quarter remained below 33% of assets and was 29% at March 31, 2002.

In response to lower net investment income, the Fund's monthly dividend was recently reduced to 3 cents per share from 3.5 cents. More information on the dividend change may be found on page 13.

Outlook

It appears the recession in the U.S. ended during the final months of 2001. Economic indicators, such as consumer confidence, consumer spending, manufacturing new orders and production, as well as rising business confidence suggest that the economic recovery is underway. Preliminary data indicate that the U.S. economy expanded at roughly a 4% to 5% annual rate during the first quarter, following a surprisingly strong 1.7% growth in real Gross Domestic Product in the fourth quarter of 2001. Inflation is currently running at a 1.5% to 2% rate, depending on the specific inflation measure used, and labor productivity is rising at a 4% to 5% rate following the spectacular 5.2% annualized growth rate during the fourth quarter of 2001.

The strong production growth and surging labor productivity that we are seeing is generally positive for corporate profits, even in the absence of business pricing power. We estimate that corporate profits and cash flow are now increasing on a sequential quarterly basis following five consecutive quarters of steep decline -- a trend that should bode well for the high yield market and high yield companies in the Fund's portfolio.

As the economy improves, we see excellent opportunities in high yield. We continue to believe our strategy of investing in companies with strong asset values that trade at a discount to maturity value, have competent management teams and efficient operations should position the Fund to capitalize on these opportunities as they play out.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA High Income Shares

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             3
March 31, 2002 (Unaudited)

                                                        Principal          Value
                                                            (000)          (000)
                                                        ---------        -------
BONDS AND NOTES - 137.2%
Auto & Truck - 2.7%
Collins & Aikman Products Co., 11.50%, 2006                $1,070       $    982
Exide Corp., 10.00%, 2005 (b)                               2,000            230
General Motors Acceptance Corp., 6.88%, 2011                2,500          2,435
United Auto Group, Inc., 9.63%, 2012 (144A
   security acquired Mar. 2002 for $720) (a)                  720            736
                                                                        --------
                                                                           4,383
                                                                        --------
Broadcasting & Media - 6.8%
American Lawyer Media, Inc., 9.75%, 2007                    4,500          3,555
Corus Entertainment, Inc., 8.75%, 2012 (144A
   security acquired Feb. 2002 for $595) (a)                  600            620
Entravision Communications Corp., 8.13%,
   2009 (144A security acquired Mar. 2002
   for $430) (a)                                              430            434
Lin Television Corp., 8.00%, 2008                             630            643
Paxson Communications Corp., 10.75%, 2008                     630            687
   Step Coupon (0% to 1/15/06), 2009 (144A
      security acquired Feb. 2002 for $300) (a)               460            331
Penton Media, Inc., 10.38%, 2011                            1,510          1,253
Sinclair Broadcast Group,
   8.75%, 2011 (144A security acquired Dec. 2001
      for $1,840) (a)                                       1,840          1,891
   8.00%, 2012 (144A security acquired Mar. 2002
      for $900) (a)                                           900            891
Ziff Davis Media, Inc., 12.00%, 2010                        2,000            470
                                                                        --------
                                                                          10,775
                                                                        --------
Cable TV - 8.1%
Adelphia Communications Corp.,
   10.25%, 2006                                             3,080          2,864
   10.88%, 2010                                             1,810          1,738
Callahan Nordrhein-Westfalen, 14.00%, 2010                  2,000            340
Charter Communications Holdings, LLC,
   8.63%, 2009                                                500            451
   10.75%, 2009                                             2,180          2,191
   10.25%, 2010                                             4,000          3,910
   10.00%, 2011                                             1,000            925

                                                        Principal          Value
                                                            (000)          (000)
                                                        ---------        -------
Cable TV (continued)
United Pan Europe Communications N.V.,
   11.25%, 2010 (b)                                        $3,480       $    452
                                                                        --------
                                                                          12,871
                                                                        --------
Chemicals - 6.4%
Avecia Group PLC, 11.00%, 2009                              1,490          1,542
Equistar Chemicals LP, 10.13%, 2008                           630            649
Huntsman ICI Chemicals, Inc., 10.13%, 2009                  4,000          3,680
Huntsman International LLC, 9.88%, 2009 (144A
   security acquired Mar. 2002 for $100) (a)                  100            101
ISP Holdings, Inc., 10.63%, 2009 (144A security
   acquired Dec. 2001 for $290) (a)                           290            301
Koppers Industry, Inc., 9.88%, 2007                           900            900
Lyondell Chemical Co., 10.88%, 2009                           910            892
United Industries Corp., 9.88%, 2009                        2,160          2,138
                                                                        --------
                                                                          10,203
                                                                        --------
Consumer Products - 5.6%
American Greetings Corp.,
   11.75%, 2008                                               300            318
   6.10%, 2028                                                900            779
Desa International, Inc., 9.88%, 2007 (b)                   1,750            488
Jostens, Inc., 12.75%, 2010                                 2,380          2,660
Remington Products Co., LLC, 11.00%, 2006                   3,000          2,520
Samsonite Corp., 10.75%, 2008                               2,290          1,677
Scotts Co., 8.63%, 2009 (144A security acquired
   Feb. 2002 for $528) (a)                                    515            533
                                                                        --------
                                                                           8,975
                                                                        --------
Consumer Services - 3.9%
Encompass Services Corp., 10.50%, 2009                        740            407
Integrated Electrical Services,
   9.38%, 2009                                              1,150          1,064
   9.38%, 2009 Series C                                       740            681
Service Corp., International, 6.00%, 2005                   2,260          2,076
Williams Scotsman, Inc., 9.88%, 2007                        2,030          2,030
                                                                        --------
                                                                           6,258
                                                                        --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             4
March 31, 2002 (Unaudited) (Continued)

                                                        Principal         Value
                                                            (000)         (000)
                                                        ---------       -------
Containers & Paper - 2.7%
Graham Packaging Holdings Co., Step Coupon
   (0% to 1/15/03), 2009                                   $3,000         $2,580
Pliant Corp., 13.00%, 2010                                  1,130          1,209
Tembec Industries, Inc., 7.75%, 2012 (144A
   security acquired Mar. 2002 for $600) (a)                  600            586
                                                                        --------
                                                                           4,375
                                                                        --------
Construction Machinery - 0.9%
Columbus McKinnon Corp. 8.50%, 2008                         1,220          1,159
Joy Global, Inc., 8.75%, 2012 (144A security
   acquired Mar. 2002 for $280) (a)                           280            289
                                                                        --------
                                                                           1,448
                                                                        --------
Environmental - 0.9%
Allied Waste North America, Inc.,
   7.88%, 2009                                                620            603
   10.00%, 2009                                               820            834
                                                                        --------
                                                                           1,437
                                                                        --------
Electronics & Electrical Equipment - 5.1%
Amkor Technologies, Inc., 9.25%, 2008                       1,010            987
Ingram Micro, Inc., 9.88%, 2008                             1,210          1,273
Viasystems, Inc., 9.75%, 2007                               4,500          1,035
Xerox Capital Europe PLC, 5.75%, 2002                       3,650          3,623
Xerox Corp., 5.50%, 2003                                    1,200          1,122
                                                                        --------
                                                                           8,040
                                                                        --------
Energy - 3.3%
AES Drax Energy Ltd., 11.50%, 2010                          2,210            972
Calpine Corp., 8.5%, 2011                                   2,080          1,628
Dresser, Inc., 9.38%, 2011 (144A security acquired
   Mar. 2002 for $1,179) (a)                                1,150          1,185
Wolverine Tube, Inc.,
   7.38%, 2008 (144A security acquired Mar. 2002
      for $525) (a)                                           610            578
   10.50%, 2009 (144A security acquired Mar.
      2002 for $899) (a)                                      910            921
                                                                        --------
                                                                           5,284
                                                                        --------

                                                        Principal         Value
                                                            (000)         (000)
                                                        ---------       -------
Entertainment - 2.8%
American Skiing Co., 12.00%, 2006                          $1,610       $  1,208
Booth Creek Ski Holdings, Inc., 12.50%, 2007                1,630          1,467
Jacobs Entertainment, Inc., 11.88%, 2009 (144A
   security acquired Feb. 2002 for $864) (a)                  900            889
Park Place Entertainment Corp., 7.50%, 2009                   590            564
Speedway Motorsports, Inc., 8.50%, 2007                       300            309
                                                                        --------
                                                                           4,437
                                                                        --------
Financial - 3.4%
Bluewater Finance Ltd., 10.25%, 2012 (144A
   security acquired Feb. 2002 for $876) (a)                  890            926
Dollar Financial Group, Inc., 10.88%, 2006                  3,400          3,230
Labranche & Co., Inc., 12.00%, 2007                         1,080          1,237
                                                                        --------
                                                                           5,393
                                                                        --------
Food & Beverages - 6.1%
B&G Foods, Inc., 9.63%, 2007 (144A security Mar.
   2002 for $1,161) (a)                                     1,150          1,173
Carrols Corp., 9.50%, 2008                                  1,800          1,728
Constellation Brands, Inc., 8.13%, 2012                       280            291
Grupo Azucarero Mexico S.A., 11.50%, 2005 (b)               2,175            435
Mastellone Hermonos S.A., 11.75%, 2008 (b)                  1,915            345
Premier International Foods PLC, 12.00%, 2009               4,500          4,950
VFB LLC, 10.25%, 2009 (b)                                   3,350            737
                                                                        --------
                                                                           9,659
                                                                        --------
Gaming - 0.6%
Hollywood Casino Shreveport, 13.00%, 2006                     950          1,016
                                                                        --------
Grocery - 3.8%
Great Atlantic & Pacific Tea Co., 7.75%, 2007                 410            407
Ingles Markets, Inc., 8.88%, 2011 (144A security
   acquired Dec. 2001 for $971) (a)                           980            982
Nash Finch Co., 8.50%, 2008                                 2,000          1,980
Stater Brothers Holdings, Inc., 10.75%, 2006                  100            106
Winn-Dixie Stores, Inc., 8.88%, 2008                        2,500          2,512
                                                                        --------
                                                                           5,987
                                                                        --------
Health Care - 3.7%
Coventry Healthcare, Inc., 8.13%, 2012 (144A
   security acquired Jan. 2002 for $770) (a)                  770            778

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             5
March 31, 2002 (Unaudited) (Continued)

                                                        Principal         Value
                                                            (000)         (000)
                                                        ---------       -------
Health Care (continued)
Healthsouth Corp., 8.38%, 2011                             $  910       $   933
Iasis Healthcare Corp., 13.00%, 2009                          750           742
Magellan Health Services, Inc., 9.00%, 2008                 4,490         3,412
Mediq, Inc., 11.00%, 2008 (b)                               6,500            65
                                                                        -------
                                                                          5,930
                                                                        -------
Homebuilders - 1.0%
K. Hovnanian Enterprises, Inc., 8.88%, 2012 (144A
   security acquired Mar. 2002 for $1,650) (a)              1,650         1,617
                                                                        -------
Hotels - 3.7%
Felcor Lodging LP,
   9.50%, 2008                                                600           630
   9.50%, 2008 (144A security acquired Nov. 2001
      for $739) (a)                                           750           795
   8.50%, 2011                                                840           850
Hilton Hotels Corp., 8.25%, 2011                              900           887
HMH Properties, Inc., 7.88%, 2008                             310           304
Lodgian Financing Corp., 12.25%, 2009 (b)                   2,500         1,181
Meristar Hospitality Corp., 9.00%, 2008                     1,190         1,208
                                                                        -------
                                                                          5,855
                                                                        -------
Industrial - 7.7%
Blount, Inc., 13.00%, 2009                                  4,150         2,625
Case Corp.,
   6.75%, 2007                                                400           308
   7.25%, 2016                                              1,810         1,356
Foamex Capital Corp., 13.50%, 2005                          5,500         5,555
Goss Holdings, Inc., 12.25%, 2005 (b)                       2,764            --
International Wire Group, Inc., 11.75%, 2005                  840           710
Neenah Corp.,
   11.13%, 2007, Series B                                   2,650         1,113
   11.13%, 2007, Series E (144A security acquired
      Nov. 1998 for $1,553) (a)                             1,500           630
                                                                        -------
                                                                         12,297
                                                                        -------
Insurance - 2.1%
Conseco, Inc., 8.75%, 2004                                  2,580         1,406
Fairfax Financial Holdings Ltd.,
   7.38%, 2006                                                600           450

                                                        Principal         Value
                                                            (000)         (000)
                                                        ---------       -------
Insurance (continued)
   7.38%, 2018                                             $  540       $   367
Freemont General Corp., 7.70%, 2004                         1,210         1,041
                                                                        -------
                                                                          3,264
                                                                        -------
Metals & Mining - 2.6%
Doe Run Resource Corp., 11.25%, 2005 (b)                    4,000           700
Kaiser Aluminium & Chemicals Corp.,
   12.75%, 2003 (b)                                         4,030           846
Murrin Murrin Holdings Ltd., 9.38%, 2007                    1,325           252
National Steel Corp., 9.88%, 2009 (b)                       2,620           694
Phelps Dodge Corp., 8.75%, 2011                               910           881
Renco Steel Holdings, Inc., 10.88%, 2005                    5,850           351
United States Steel LLC, 10.75%, 2008 (144A
   security acquired July 2001 for $395) (a)                  400           400
                                                                        -------
                                                                          4,124
                                                                        -------
Oil & Gas - 0.9%
Magnum Hunter Resources, Inc., 9.60%, 2012
   (144A security acquired Mar. 2002 for
   $280) (a)                                                  280           293
Vintage Petroleum, Inc., 7.88%, 2011                        1,220         1,141
                                                                        -------
                                                                          1,434
                                                                        -------
Packaging - 1.3%
Outsourcing Services Group, Inc., 10.88%, 2006              2,750         2,028
                                                                        -------
Printing & Publishing - 8.1%
American Color Graphics, Inc., 12.75%, 2005                 4,500         4,461
American Media Operation, Inc., 10.25%, 2009
   (144A security acquired Feb. 2002 for
   $754) (a)                                                  750           776
Garden State Newspapers, Inc., 8.75%, 2009                    610           608
Mail-Well I Corp., 8.75%, 2008                              2,810         2,599
Primedia, Inc., 8.88%, 2011                                 1,820         1,656
Quebecor Media Inc., 11.13%, 2011                           2,520         2,734
                                                                        -------
                                                                         12,834
                                                                        -------
Retail - 7.5%
Buhrmann U.S., Inc., 12.25%, 2009                           1,800         1,926
Dillards, Inc., 6.63%, 2008                                   280           262

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             6
March 31, 2002 (Unaudited) (Continued)

                                                        Principal         Value
                                                            (000)         (000)
                                                        ---------       -------
Retail (continued)
Gap, Inc., 8.80%, 2008 (144A security acquired
   Nov. & Dec. 2001, Jan. & Feb. 2002 for
   $1,782) (a)                                             $1,890       $  1,883
Jo-Ann Stores, Inc., 10.38%, 2007                           3,000          2,925
K-Mart Corp., 9.38%, 2006 (b)                               4,000          2,020
Pep Boys-Manny Moe & Jack, 7.00%, 2005                      1,000            945
Saks, Inc.,
   7.50%, 2010                                                840            781
   7.38%, 2019                                              1,460          1,183
                                                                        --------
                                                                          11,925
                                                                        --------
Technology - 0.5%
Orbital Imaging Corp., 11.63%, 2005 (b)                     3,500            280
PSI Net, Inc.,
   10.50%, 2006 (b)                                         2,360            236
   11.00%, 2009 (b)                                         3,115            312
                                                                        --------
                                                                             828
                                                                        --------
Telecommunications - 7.2%
Echostar Broadband Corp., 10.38%, 2007                      1,080          1,156
Echostar DBS Corp., 9.13%, 2009 (144A security
   acquired Dec. 2001 for $1,860) (a)                       1,860          1,916
Energis PLC, 9.75%, 2009 (b)                                1,920            307
Hyperion Telecommunications, Inc.,
   12.00%, 2007 (b)                                         3,920             78
KMC Telecom Holdings, Inc., 13.50%, 2009                    3,605            243
Loral Cyberstar, Inc., 10.00%, 2006                         1,210            920
NTL Communications Corp., Step Coupon (0% to
   10/1/03), 2008 (b)                                       6,750          2,329
Panamsat Corp., 8.50%, 2012 (144A security
   acquired Jan. 2002 for $1,470) (a)                       1,470          1,463
Talton Holdings, Inc., 11.00%, 2007                         2,800          1,736
Transtel Pass-Thru Trust, 12.50%, 2007 (b)                  4,250            850
Versatel Telecom BV, 13.25%, 2008                           1,650            466
Williams Communications, Inc., 10.88%, 2009 (b)               320             50
Winstar Communications, Inc., 12.50%, 2008 (b)              5,000             --
                                                                        --------
                                                                          11,514
                                                                        --------
Textiles - 8.8%
Cluett American Corp., 10.13%, 2008                         5,000          3,500

                                                        Principal         Value
                                                            (000)         (000)
                                                        ---------       -------
Textiles (continued)
Interface, Inc., 10.38%, 2010 (144A security
   acquired Jan. 2002 for $210) (a)                        $  210       $    221
Levi Strauss & Co., 11.63%, 2008                            5,420          5,650
Supreme International Corp., 12.25%, 2006                   1,920          1,949
Tommy Hilfiger USA, Inc., 6.85%, 2008                       2,910          2,648
                                                                        --------
                                                                          13,968
                                                                        --------
Transportation - 7.7%
American Commercial Lines LLC, 10.25%, 2008 (b)               910            647
Atlas Air, Inc., 10.75%, 2005                               3,885          3,419
Avis Group Holdings, Inc., 11.00%, 2009                     4,125          4,496
Budget Group, Inc., 9.13%, 2006 (b)                         3,065            521
Delta Air Lines, Inc., 10.43%, 2011                           385            364
Royal Caribbean Cruises, 8.25%, 2005                        1,380          1,345
US Air 1989 Pass-Thru Trust, 9.82%, 2013                    2,460          1,501
                                                                        --------
                                                                          12,293
                                                                        --------
Utilities - 3.8%
Mirant Americas Generation Inc., 7.63%, 2006                  910            851
Mirant Corp., 7.90%, 2009 (144A security acquired
   Jan. 2002 for $1,181) (a)                                1,450          1,160
Pinnacle Partners LP, 8.83%, 2004 (144A security
   acquired Mar. 2002 for $1,340) (a)                       1,350          1,352
Southern California Edison Co., 7.63%, 2010                 1,170          1,141
USEC, Inc., 6.63%, 2006                                     1,670          1,536
                                                                        --------
                                                                           6,040
                                                                        --------
Wireless Communications - 7.5%
Airgate PCS, Inc., Step Coupon (0% to 10/1/04),
   2009                                                     1,180            773
Centennial Cellular, Inc., 10.75%, 2008                     1,640            705
Crown Castle International Corp., 9.38%, 2011               1,620          1,365
Nextel Communications, Inc., Step Coupon (0% to
   9/15/02), 2007                                           2,090          1,406
   9.38%, 2009                                              3,000          1,995
Nextel Partners, Inc., 12.50%, 2009 (144A security
   acquired Nov. 2001 for $1,870) (a)                       2,000          1,350
Telecorp PCS, Inc., 10.63%, 2010                            3,925          4,396
                                                                        --------
                                                                          11,990
                                                                        --------
Total Bonds and Notes (Cost - $300,208)                                  218,482
                                                                        --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                            7
March 31, 2002 (Unaudited) (Continued)

                                                       Number of          Value
                                                          Shares          (000)
                                                       ---------       ---------
COMMON STOCK - 0.7%
Food & Beverages - 0.7%
Imperial Sugar Co. (c)                                    163,511      $   1,065
                                                                       ---------
Industrial - 0.0%
Goss Holdings, Inc., Class B (c)                           64,467             --
Grove Investments, Inc., (c)                               19,555             28
                                                                       ---------
                                                                              28
                                                                       ---------
Total Common Stock (Cost - $5,079)                                         1,093
                                                                       ---------
PREFERRED STOCK - 0.2%
Cable TV - 0.2%
CSC Holdings, Inc., 11.13% (Cost - $327)                    3,100            318
                                                                       ---------
WARRANTS - 0.1%
Convergent Communications, Inc., Exp. 2008 (a) (c)         30,000             --
Grove Investments, Inc.,
   Exp. 2008 (c)                                            5,432              8
   Exp. 2008 (c)                                            5,432              8
Jostens, Inc., Exp. 2010 (c)                                4,350             65
Orbital Imaging Corp., Exp. 2005 (a) (c)                    4,250             --
Pliant Corp., Exp. 2010 (a) (c)                             3,700             15
Primus Telecommunications, Inc., Exp. 2004 (c)              4,250             --
Versatel Telecom B.V., Exp. 2008 (c)                        6,550             --
                                                                       ---------
Total Warrants (Cost - $473)                                                  96
                                                                       ---------
                                                         Principal
                                                             (000)
                                                         --------
SHORT-TERM OBLIGATION - 1.3%
Commercial Paper - 1.3%
General Electric Capital Corp., 1.50%, 4/1/02
   (Cost - $2,125)                                       $  2,125          2,125
                                                                       ---------
TOTAL INVESTMENTS IN SECURITIES - 139.5%
   (Total Cost - $308,212)                                               222,114
Liabilities in excess of other assets - (39.5%)                          (62,927)
                                                                       ---------
NET ASSETS - 100%                                                       $159,187
                                                                       =========

NOTES TO INVESTMENTS IN SECURITIES
(a) Indicates restricted security; the aggregate fair value of restricted securities is $28,004,773
    (aggregate cost $29,066,412), which is approximately 17.59% of net assets.

(b) Defaulted securities.

(c) Non-income producing securities.

(d) At March 31, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $307,372,637, was as follows:

    Aggregate gross unrealized appreciation for all investments
    in which there was an excess of value over tax cost                          $7,085,639

    Aggregate gross unrealized depreciation for all investments in which
    there was an excess of tax cost over value                                  (92,344,157)
                                                                              -------------
    Unrealized depreciation - net                                              $(85,258,518)
                                                                              =============


Quality Ratings* of Long-Term Bonds and Notes (Unaudited)
March 31, 2002
                Market      % of
                 Value     Market
                 (000)     Value
  -------------------------------
  A/A           $2,435     1.1%
  Baa/BBB       19,311     8.8
  Ba/BB         47,295    21.7
  B/B          117,884    54.0
  Below B       31,557    14.4
              --------   -----
              $218,482   100.0%
              ========   =====

  * The higher of Moody's or Standard & Poor's Ratings.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                       8

Statement of Assets and Liabilities
March 31, 2002 (Unaudited)
(In Thousands)

Assets:
Investments in securities at value                      $222,114
Cash                                                           5
Interest receivable                                        7,325
Receivables for investments sold                           1,423
Investment for Trustees' deferred compensation plan          247
Other                                                         94
                                                        --------
  Total assets                                           231,208
                                                        --------
Liabilities:
Loan payable                                              65,000
Payable for investments purchased                          4,586
Dividend payable                                           1,866
Deferred Trustees' fees payable                              247
Advisory fees payable                                        138
Accrued interest payable                                     113
Audit and Legal fees payable                                  49
Administrative fees payable                                   20
Custodian fees payable                                         2
                                                        --------
  Total liabilities                                       72,021
                                                        --------
Net Assets (Equivalent to $2.99 per share based on
   53,308 shares of beneficial interest outstanding;
   unlimited number of shares authorized)               $159,187
                                                        ========
Components of Net Assets:
Paid in capital                                         $405,796
Overdistributed net investment income                     (3,985)
Accumulated net realized loss                           (156,526)
Net unrealized depreciation of investments               (86,098)
                                                        --------
Net Assets                                              $159,187
                                                        ========
Cost of Investments                                     $308,212
                                                        ========

Statement of Operations
For the Three Months Ended March 31, 2002 (Unaudited)
(In Thousands)

Investment Income:
Income:
   Interest                                               $6,895
Expenses:
   Interest expense                            $407
   Investment advisory fees                     406
   Audit and legal fees                          51
   Shareholder reports                           25
   Custodian fees                                22
   Administrative services                       22
   Stock exchange fees                           12
   Transfer agent fees                           10
   Trustees' fees                                 5
   Other                                          1
                                               ----
    Total expenses                              961
                                               ----
Net Investment Income                                      5,934
                                                         -------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized loss from investments                    (34,106)
   Net change in unrealized depreciation of
      investments                                         31,050
                                                         -------
Net Realized and Unrealized Loss on
   Investments                                            (3,056)
                                                         -------
Net Increase in Net Assets Resulting
   from Operations                                        $2,878
                                                         =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                       9

Statements of Changes in Net Assets
(In Thousands)

                                                  (Unaudited)
                                                 For the Three     For the Year
                                                  Months Ended        Ended
                                                   March 31,       December 31,
                                                      2002             2001
                                                ---------------   -------------
Operations:
Net investment income                                $5,934          $29,137
Net realized loss from investments                  (34,106)         (56,430)
Net change in unrealized depreciation on
   investments                                       31,050           13,352
                                                   --------         --------
Net increase (decrease) from operations               2,878          (13,941)
                                                   --------         --------
Dividends and Distributions:
From net investment income                           (6,122)         (30,284)
                                                   --------         --------
Total dividends and distributions                    (6,122)         (30,284)
                                                   --------         --------
Capital Share Transactions:
Net increase from 215 and 899 capital
   shares issued to shareholders in
   reinvestment of distributions, respectively          738            3,517
                                                   --------         --------
Net increase from Fund share transactions               738            3,517
                                                   --------         --------
Net Decrease in Net Assets                           (2,506)         (40,708)
Net Assets:
Beginning of period                                 161,693          202,401
                                                   --------         --------
End of period *                                    $159,187         $161,693
                                                   ========         ========
* includes overdistributed net investment
   income of:                                       $(3,985)         $(3,797)
                                                   ========         ========

Statement of Cash Flows
For the Three Months Ended March 31, 2002 (Unaudited)
(In Thousands)


Cash Provided (Used) by Financing Activities:
   Repayment of borrowing                          $(8,820)
   Dividends paid in cash                           (5,907)
                                                   -------
    Total amount used                              (14,727)
                                                   -------
Cash Provided (Used) by Operations:
   Purchases of portfolio securities               (69,948)
   Proceeds from sales of portfolio securities      79,912
                                                   -------
    Total amount provided                            9,964
                                                   -------
   Net Investment Income (excludes net
      amortized discount and premium of
      $447)                                          5,487
   Net change in receivables/payables
      related to operations                          1,357
   Net purchase of short-term investment
      securities                                    (2,125)
                                                   -------
    Total other amounts                              4,719
                                                   -------
   Net decrease in cash                                (44)
   Cash, beginning of period                            49
                                                   -------
Cash, End of Period                                     $5
                                                   =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    10

Financial Highlights

                                                (Unaudited)
                                               For the Three                     For the Year Ended December 31,
                                               Months Ended    -------------------------------------------------------------------
                                              March 31, 2002     2001 (c)        2000          1999         1998         1997
                                            ------------------ ------------ ------------- ------------- ------------ ------------
Per Share Operating Performance:
Net asset value, beginning of period               $3.05           $3.88         $5.92         $6.39        $7.88        $7.43
Income from investment operations
Net investment income (a)                           0.11            0.55          0.68          0.81         0.88         0.87
Net realized and unrealized gain (loss) on
 investments                                       (0.06)          (0.81)       ( 1.99)       ( 0.46)       (1.49)        0.44
                                               ---------         -------      --------      --------      -------      -------
Total from investment operations                    0.05           (0.26)       ( 1.31)         0.35        (0.61)        1.31
                                               ---------         -------      --------      --------      -------      -------
Less dividends and distributions:
Dividends from net investment income               (0.11)          (0.57)       ( 0.73)       ( 0.82)       (0.88)       (0.86)
                                               ---------         -------      --------      --------      -------      --------
Total dividends and distributions                  (0.11)          (0.57)       ( 0.73)       ( 0.82)       (0.88)       (0.86)
                                               ---------         -------      --------      --------      -------      --------
Net asset value, end of period                     $2.99           $3.05         $3.88         $5.92        $6.39        $7.88
                                               =========         =======      ========      ========      =======      ========
Market value, end of period                        $3.43           $3.36         $4.19         $5.38        $7.25        $8.44
                                               =========         =======      ========      ========      =======      ========
Total Investment Return:
Per share market value                              5.68%(d)       (6.85)%      (10.05)%      (16.18)%      (3.35)%      11.65%
Per share net asset value (b)                       1.85%(d)       (7.31)%      (24.21)%        5.78%       (8.31)%      18.58%
Ratios to Average Net Assets
Expenses (includes interest expense)                2.43%(e)        3.43%         4.16%         3.40%        3.40%        3.28%
Expenses (excludes interest expense)                1.40%(e)        1.26%         1.09%         1.02%        0.97%        1.06%
Net investment income                              14.99%(e)       15.56%        13.13%        13.05%       12.05%       11.28%
Portfolio Turnover                                    32%(d)          82%           38%           49%          56%          74%
Net Assets, End of Period (000 omitted)         $159,187         $161,693     $202,401      $305,352      $324,289    $295,256

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(d) Not annualized.
(e) Annualized.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements (Unaudited)            11

1. Significant Accounting Policies. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

C. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

D. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements (Unaudited)(Continued) 12

E. Cash Flow Information -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and amortization of premium and discount.

2. Loan. On October 31, 2001, the Fund entered into a new revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $100,000,000; or (B) one-third of the Fund's total assets; or (C) 100% of the borrowing base eligible assets as determined under the terms of the Agreement. The Agreement expires on October 31, 2004. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

The average borrowings outstanding during the three months ended March 31, 2002, were $68,370,218, at an average annual interest rate of approximately 2.41%. As of March 31, 2002, the Fund was paying interest at an average annual rate of 2.32% on its outstanding borrowings.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the three months ended March 31, 2002, the Fund paid or accrued $21,740.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities (excluding short-term obligations) for the three months ended March 31, 2002, were $70,759,913 and $80,352,509, respectively.

6. Tax Information. As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investment in Securities) on a tax basis consisted of undistributed ordinary income of $787,363 and a capital loss carryover of $121,681,033, of which $1,753,142, $28,686,393, $35,363,213 and $55,878,285 expire in 2003,
2007, 2008 and 2009, respectively. For 2001, the Fund had a post-October currency loss in the amount of $315,482. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      13

Trustees
Marnie Wagstaff Mueller
Diocesan Consultant, Episcopal
Diocese of Connecticut

Richard H. Forde
Managing Director, CIGNA Retirement & Investment Services, Inc. and TimesSquare Capital Management, Inc.

Russell H. Jones
Vice President and Treasurer,
Kaman Corporation

Farhan Sharaff
Chief Investment Officer, CIGNA Corporation and President, TimesSquare Capital Management, Inc.

Paul J. McDonald
Special Advisor to the Board of Directors, Friendly Ice Cream Corporation

Officers
Richard H. Forde
Chairman of the Board
and President

Alfred A. Bingham III
Vice President and Treasurer

Jeffrey S. Winer
Vice President and Secretary

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull
Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------
Dividend Rate Change

The monthly dividend from net investment income of 3 cents per share, which the Fund declared on May 15, 2002, is payable June 7, 2002, to shareholders of record on May 28, 2002, represents a new dividend rate. The new rate is a reduction from the 3.5 cents per share rate the Fund has paid since March 8, 2002. There are two principal reasons for the reduction on the dividend. First, high yield market default rates remained high and an increase in defaulted securities in recent months has caused the Fund's net investment income to decline. Second, higher coupon bonds purchased by the Fund in earlier years have gradually been replaced by lower coupon issues, as the original bonds have either matured, been called or sold for investment and credit reasons.

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                                                         -----------------------
CIGNA High Income Shares
100 Front Street
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Worcester, MA 01608



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542776 3/02                                                        CGACM-Q1 3/02